MUNDER LARGE-CAP VALUE FUND

Class A, B, C, K, R & Y Shares

Supplement Dated August 22, 2008

To Prospectus Dated October 31, 2007

Investors are advised that Kenneth A. Smith has become a member of the portfolio management team for the Munder Large-Cap Value Fund (the “Fund”). A team of professionals employed by Munder Capital Management (“MCM”) makes investment decisions for the Fund. The team consists of John F. Kreiter, Joseph W. Skornicka and Kenneth A. Smith. Messrs. Kreiter, Skornicka and Smith identify potential investments, then jointly make investment decisions for the Fund. Mr. Skornicka, as lead portfolio manager, has final authority on investment decisions for the Fund.

Kenneth A. Smith, CFA, Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since August 2008. He also has been a member of the portfolio management teams for MCM’s large-capitalization value and core value portfolio investment disciplines, focusing on the technology and telecommunications industries, since August 2008. He has been a member of the portfolio management teams for the Munder Internet Fund and the Munder Technology Fund since 1999. Mr. Smith joined MCM in 1996 and was Director of Technology Investing from 2004 to August 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The Munder Funds

Supplement Dated August 22, 2008, to the

Statement of Additional Information (“SAI”) dated October 31, 2007

Investors are advised of the following actions taken by the Munder Funds’ Board of Trustees at its Regular Board Meeting held on May 13, 2008:

1. Effective May 13, 2008, for its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Munder Mid-Cap Core Growth Fund a fee, computed and payable daily, based on the average daily net assets of the Munder Mid-Cap Core Growth Fund at an annual rate of 0.75% on the first $6 billion of assets, 0.70% on the next $2 billion of assets, and 0.65% on assets exceeding $8 billion.

2. Effective June 14, 2008, for its advisory services, the Advisor is entitled to receive from the Munder Bond Fund a fee, computed and payable daily, based on the average daily net assets of the Munder Bond Fund at an annual rate of 0.40%.

The disclosure regarding these two Funds contained in the table which begins on page 66 of the SAI, under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS – Investment Advisor and Sub-Advisor” is hereby replaced with the following:

Name of Fund	Annual Fees (as a Percentage of Daily Net Assets)
Bond Fund	0.40%*
Mid-Cap Core Growth Fund	0.75% on the first $6 billion of average daily net assets, 0.70% on the next $2 billion of average daily net assets, and 0.65% on average daily net assets exceeding $8 billion**

*	From August 14, 2007 through June 13, 2008, the advisory fee for the Bond Fund was 0.50% of average daily net assets up to $300 million and 0.45% of average daily net assets in excess of $300 million. Prior to August 14, 2007, the advisory fee for the Bond Fund was 0.50% of average daily net assets up to $1 billion and 0.45% of average daily net assets in excess of $1 billion.
**	Prior to May 13, 2008, the advisory fee for the Mid-Cap Core Growth Fund was 0.75% of average daily net assets.

In addition, Investors are advised that effective upon the close of business on June 13, 2008, the Advisor contractually agreed to waive fees or reimburse certain expenses of the Bond Fund to the extent necessary to maintain the Bond Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65% for Class A Shares, 1.40% for Class B Shares, 1.40% for Class C Shares, 0.65% for Class K Shares and 0.40% for Class Y Shares.